UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) 0f The Securities Exchange Act Of 1934


         Date of Report (Date of earliest event reported): May 27, 2005


                               Terax Energy, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                        333-72230               88-0475757
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


                   8150 North Central Expy.
                          Suite 1800
                         Dallas, Texas                              75206
           (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 512-231-8444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This amended current report on Form 8-K is being submitted for the purpose of correcting a date in the initial Form 8-K filed by the Registrant on May 27, 2005

Item 8.01 - Other Events

         On May 27, 2005, in connection with the his employment by the Registrant and his appointment as an officer and director of the Registrant, Mr. Rhea agreed to purchase 1,000,000 shares of the Registrant's common stock owned by Mr. Chester for $500 in cash.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TERAX ENERGY, INC.



                                                By: /s/ J. William Rhea, IV
                                                   -----------------------------
                                                   J. William Rhea, IV
                                                   Chief Executive Officer

DATED:  July 1, 2005